Exhibit 10.16

SECURITY AGREEMENT

DEBTOR

LANCER PARTNERSHIP, LTD.,

a Texas limited partnership

6655 LANCER BLVD. SAN

ANTONIO, TEXAS 78219

The undersigned Debtor, Owner of Collateral, whether one or more, and INTERNATIONAL BANK OF COMMERCE 130 E. TRAVIS. SAN ANTONIO. TEXAS 78205 (hereinafter called “Secured Party”) enter into this Security Agreement and for good and valuable consideration, the receipt of which is hereby acknowledged, and agree as follows:

SECTION I: Creation of Security Interest.

Debtor hereby grants to Secured Party a first and exclusive lien and security interest in all of the personal property of Debtor, wherever located, and now owned or hereafter acquired, including the property described in Section II of this Security Agreement (the “Collateral”) to secure payment and performance of the Indebtedness (described in Section III below).

SECTION II: Description of Collateral.

1.     The security interest is granted in the following collateral:

a. Describe the collateral and, as applicable, check boxes and provide information indicated below.

SEE EXHIBIT “A” ATTACHED HERETO AND INCORPORATED HEREIN.

b.                                      1     ☐    The above goods are to become fixtures on: (describe real estate; attach additional sheet, if needed)

2     ☐    The above timber is standing on: (describe real estate; attach additional sheet, if needed)

3     ☐    The above minerals or the like (including oil and gas) or accounts will be financed at the well head or mine head of the well or mine located on: (describe real estate; attach additional sheet, if needed)

c.                                       If b.1, b.2, or b.3 above is checked, this security agreement is to be filed for record in the” real estate records. (The description of the real estate must be sufficiently specific as to give constructive notice of a mortgage on the realty).

The Debtor does not have an interest of record; the name of a record owner of the real estate is

D                                       All substitutes and replacements for, accessions, attachments, and other additions to, and tools, parts, and equipment used in connection with, the above property; and the increase and the unborn young of animals and poultry.

E                                         All property similar to the above hereafter acquired by Debtor.

F                                         All proceeds, products, and profits of the Collateral are included. Coverage of products and proceeds for financing statement purposes is not to be construed as giving Debtor any additional rights with respect to the Collateral, and Debtor is not authorized to sell, lease, or otherwise transfer, furnish under contracts of service, manufacture, process, or assemble the Collateral, except in accordance with the provisions of this Security Agreement. Any additional sheets describing the Collateral, the real estate, or other matters are incorporated in and made a part of this instrument.

2.               Classify the collateral under one or more of the following Texas Business And Commerce Code classifications:

☐ Consumer Goods

☒ Equipment (business use)

☐ Equipment (farm use)

☐ Investment Property

☐ Instrument

☒ Accounts

☐ Deposit Accounts

☐ Commercial Tort Claims

☐ Agricultural Liens

☐ Farm Products

☐ General Intangibles

☒ Inventory

☐ Chattel Paper

☐ Letter-Of-Credit Rights

☐ Support Obligations

☐ Liens on Government Assets

☐ Sales Of Payment Intangibles and Promissory Notes

And to the extent not listed above as original collateral all proceeds and products of the foregoing.

Any term used in the Texas Business And Commerce Code (the “Code”) and not defined in this Security Agreement has the meaning given to the term in the Code.

3. ☐                        If this block is checked, this is a purchase money security interest, and Debtor will use funds advanced to purchase the Collateral, or Secured Party may disburse funds direct to the seller of the Collateral, and to purchase insurance on the Collateral. To the extent Debtor uses the Loan to purchase Collateral, Debtor’s repayment of the Loan shall apply on a “first-in-first-out” basis so that the portion of the Loan used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

4.                                       If any of the Collateral is accounts, give the location of the office where the records concerning them are kept (if other than Debtor’s address shown above):

5.                                       “Commercial Tort Claims”, a subcategory of General Intangibles, means the Debtor’s claim for                                            against

SECTION III: INDEBTEDNESS

This assignment and grant is made to Secured Party to secure the prompt and unconditional payment of, and the first and exclusive security interest granted hereby to Secured Party secures the payment and performance of, the following (collectively, the. “Indebtedness”):

Any and all indebtedness, liabilities and/or obligations of Debtor, or any of the undersigned if more than one, to Secured Party, jointly and/or severally, and in any capacity, whether as borrower, guarantor, or otherwise, now or hereafter owing, created and/or arising, and regardless of how evidenced or arising, as to outstanding and unpaid principal, accrued and unpaid interest, attorneys’ fees, collection costs, and all other sums owing by Debtor, or any of the undersigned if more than one, including but not limited to that certain Real Estate Lien Note dated of even date executed by Debtor and made payable to the order of Secured Party in the original principal sum of $l5,OOO,OOO.OO and further without limitation to:

A.                                   any and all indebtedness of:

(if indebtedness is not solely of Debtor) or any of them if more than one, to Assignee, jointly and/or severally, and in any capacity, whether as borrower, guarantor, or otherwise, now or hereafter owing, created and/or arising, and regardless of how evidenced or arising, including, without limitation:

B.                                     any commercial loan or indebtedness;

C.                                     any credit card or other consumer type of loan;

D.                                    any indebtedness relating to checking or savings accounts (overdrafts, fees, etc.);

E.                                      any expenses incurred in the protection or maintenance of the collateral securing any of such liabilities, loans, and obligations;

F.                                      any expenses incurred in the collection of any indebtedness and/or obligation;

G.                                     any letters of credit and/or indebtedness arising out of, or advanced to pay, letters of credit transactions;

H.                                    any indebtedness, however, evidenced, whether by promissory note, bookkeeping entry, electronic transfer, checks, drafts or other items, or by any other manner or form;

I.                                         any other indebtedness of Debtor and/or of the persons or entities set forth in subparagraph A. above to any financial institution affiliated with International Bancshares Corporation, jointly and/or severally, and in any capacity, whether as borrower, guarantor, or otherwise, now or hereafter owing, created and/or arising, and regardless of how evidenced or arising;

J.                                        any and all extensions, modifications, substitutions and/or renewals of any of the above described indebtedness;

K.                                    any and all costs incurred by Secured Party to obtain, preserve and enforce this Security Agreement, collect the Indebtedness, and maintain and preserve the Collateral including without limitation, all taxes, assessments, attorneys’ fees and legal expenses, and expenses of sale;

L.                                      the sale by Debtor and the purchase by Secured Party of Accounts;

M.                                 the sale by Debtor and the purchase by Secured Party of Chattel Paper;

N.                                    the sale by Debtor and the purchase by Secured Party of Payment Intangibles;

O.                                    the sale by Debtor and the purchase by Secured Party of Promissory Notes; and

P.                                      any of the foregoing that arises after the filing of a petition in bankruptcy by or against Debtor under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code 362 or otherwise.

To the extent allowed by law, for purposes hereof it is intended that the Indebtedness include all classes of Indebtedness, whether evidenced by notes, open accounts, overdrafts, or otherwise, and whether direct, indirect or contingent, regardless of class, form or purpose and including but not limited to, loans for consumer, agricultural, business or personal purposes.

The foregoing shall under no circumstances be limited to the existence or non-existence of collateral for such Indebtedness, or the type of collateral covered thereby. The Indebtedness does not include amounts owed pursuant to a homestead equity loan.

Notices:  Notices and other communications pertaining to this Agreement shall be in writing and shall be effective only if delivered in person or mailed U.S. certified mail, return receipt requested, postage prepaid, to Secured Party if sent to:

INTERNATIONAL BANK OF COMMERCE. 130 E. TRAVIS, SAN ANTONIO, TEXAS 78205 Attention: THOMAS L. TRAVIS, and sent via United States Mail to Debtor, duly stamped and addressed to Debtor either at the street address, the first shown hereinabove, or at the mailing address, if any, given by and/or for Debtor at the beginning of this agreement (or at such other address as may have been designated most recently in writing by Debtor to Secured Party); provided, however, actual notice to Debtor, however given or received, shall always be effective when given or received. Except as otherwise required by law, any notice given or made pursuant hereto shall be deemed effectively given on the date of personal delivery or, if mailed, on the date such notice is deposited in the U.S. Mail, if received by Secured Party.

SECTION IV: PERFECTION OF SECURITY INTERESTS.

1.                                      Filing Of Financing Statement.

(i)      Debtor hereby authorizes Secured Party to file a Financing Statement, an Amended Financing Statement and a Continuation Financing Statement (collectively referred to as the “Financing Statement”) describing the Collateral.

(ii)     Debtor hereby “authorizes Secured Party to file a Financing Statement describing any agricultural liens or other statutory liens held by Secured Party.

(iii)    Secured Party shall receive prior to the Closing an official report from the Secretary of State of each Collateral State, the Chief Executive Office State, and the Debtor State (each as defined below) (the “SOS Reports”) indicating that Secured Party’s security interest is prior to all other security interests or other interests reflected in the report.

(iv)    Secured Party shall receive at any time following the Closing an SOS Report indicating that Secured Party’s security interest is prior to all other security interests or other interests reflected in the report.

2.                                      Possession.

(i) Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession only, or in addition to the filing of a Financing Statement.

(ii)           Where Collateral is in the possession of third party, Debtor will join with Secured Party in satisfying the third party of Secured Party’s security interest and obtaining a Control Agreement from the third party that it is holding the collateral for the benefit of Secured Party.

3.                                      Control Agreements.                             Debtor will cooperate with Secured Party in obtaining a Control Agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of:

(i)                                     Deposit Accounts,

(ii)                                  Investment Property,

(iii)                               Letter-Of-Credit Rights, and

(iv)                              Electronic Chattel Paper.

4.                                      Marking of Chattel Paper.   Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security Interest in the Chattel Paper.

SECTION V: Debtor’s Representation. Warranties, and Agreements,

A.                                    General Representations and Warranties

Debtor represents, warrants and agrees that:

(1)                                  Debtor has full power and authority to enter into this Security Agreement; this Security Agreement has been duly authorized, executed and delivered by Debtor and constitutes the valid and binding obligation of Debtor enforceable in accordance with its terms. No consent of third parties, a license, authorization or filing with any governmental authority is required to be obtained or performed in connection with the execution, delivery, and performance of this Security Agreement

(2)                                  All information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid, and genuine.

(3)                                  Debtor owns, or will use the proceeds of any loans by Secured Party to become the owner of the Collateral free from any set-off, claim, restriction, lien, security interest or encumbrance except this security interest and liens for taxes not yet due.

(4)                                  No Financing Statement covering the Collateral or Its proceeds is on file in any public office and Debtor will not permit any Financing Statement covering any of Debtor’s Collateral or the proceeds thereof to hereafter be on file in any public office except as may be filed pursuant to this Security Agreement.

(5)                                  Debtor shall provide to Secured Party, upon Secured Party’s request, (i) financial information, including but not limited to a balance sheet, income statement, statement of cash flow, and such other financial information as may be requested by Secured Party; (ii) * an existing appraisal of the Collateral; (iii) tax receipts or copies of checks (iv) evidence of insurance, and (v) any other information required by Secured Party in connection with the Indebtedness or the Collateral. * Upon the occurrence of an event of Default, Debtor shall provide to Lender

(6)                                  Debtor will not use the Collateral or permit the Collateral to be used in violation of any statute, ordinance or other law or inconsistently with the terms of any policy of insurance thereon; and Debtor will permit Secured Party and its agents representatives, and employees to examine the Collateral at all reasonable times, and for such purpose, Secured Party may enter upon or into any premises where the Collateral may be located without being guilty of, and/or held liable for, trespass. Debtor will furnish to Secured Party upon request all pertinent information regarding the Collateral.

(7)                                  The Collateral shall remain (other than in Debtor’s ordinary course of business) in Debtors possession or control at all times at Debtor’s risk of loss unless Secured Party has taken possession of the Collateral, and be kept at Debtor’s address set forth above where Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

(8)                                  Debtor shall pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon Debtor’s failure to do so, Secured Party at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same, Such payment shall become part of the Indebtedness secured by this Security Agreement and shall be paid to Secured Party by Debtor immediately and without demand, with interest thereon at the maximum rate allowed by applicable law.

(9)                                  Certificates of hazard insurance must be furnished at all times for the full amount of the Indebtedness with respect to all Collateral (including coverage for all materials and equipment) against risks of Fire, Windstorm, Hurricane (if the Collateral is written 100 miles of the Gulf Coast), Hail and Collapse (including cost of debris removal) and such other risks as Secured Party may require, including standard extended coverage. Such insurance policies shall contain such terms, be in a form, for a period and be written by companies satisfactory to Secured Party. Federal flood insurance is also required in those geographic areas that are subject to such loss. The policy shall also contain a standard mortgagee’s endorsement providing for payment of any loss to Secured Party. All policies of insurance shall provide for ten days written minimum cancellation notice to Secured Party.

Evidence of coverage must be a copy of the original policy and loss payable clause. Certificates or letters of coverage will not be accepted.

**Secured Party is authorized to act, as attorney-in-fact for Debtor in obtaining, adjusting, settling, and canceling such insurance end endorsing any drafts drawn by Insurers of the Collateral. Secured Party may apply any and/or all proceeds of such insurance, which may be received by it in payment of the indebtedness secured thereby, whether such indebtedness is currently due or not. Secured Party reserves the right to purchase single Interest insurance (which provides only protection for Secured Party) and add the premium for such insurance together with interest at the loan pre-maturity contract rate to the balance of the loan. This premium is due upon demand, or may be paid in full at any agreed time. The single interest premium is written by a company authorized to transact business in the State of Texas at lawful rates not fixed or approved by the State Board of Insurance. **Following receipt or prior written notice from Secured Party,

Secured Party, in its sole, discretion and without obligation on Secured Party to do so, may advance and pay sums on behalf and for the benefit of Debtor for costs necessary for the protection and preservation of the collateral and other costs that may be appropriate, in Secured Party’s sole discretion, including but not limited to insurance premiums, ad valorem taxes, and attorney’s fees and legal costs and expenses. Any sums which may be so paid by Secured Party and all sums paid for insurance premiums, as aforesaid, including the costs, expenses, and attorney’s fees paid in any suit affecting said Collateral shall bear interest from the dates of such payments at the loan contract interest rate applied to the unmatured principal balance and shall be paid by Debtor to Secured Party upon demand, and shall be deemed a part of the debt and recoverable as such in all aspects. Any sum to be reimbursed shall be secured by this Security Agreement.

(10)                            Debtor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Secured Party may at any time reasonably request to protect, assure or enforce its interests, rights end remedies created by, provided in or emanating from this Security Agreement.

(11)                            Debtor shall not lend, rent, lease or otherwise dispose of the Collateral (other than in the ordinary course of business) or any interest therein except as authorized in this Security Agreement or in writing by Secured Party, and Debtor shall keep the Collateral, including the proceeds thereof, free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party.

(12)                            Debtor shall sign and execute alone or with Secured Party any Financing Statement or other document or procure any document, and pay all connected costs, necessary to protect the security interest under this Security Agreement against the rights or interests of third persons. Debtor shall pay the costs of lien searches and certificates and all filing fees, continuation fees, and fees for certificates of good standing and other Information required by Secured Party.

(13)                            Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall present the Collateral and pay all costs necessary to do so, including (but not limited to) feed, rent, storage costs, and expenses of sale.

(14)                            If Secured Party should at any time be of the opinion that the Collateral has declined or may decline in value, or is otherwise insufficient to adequately secure the Indebtedness, or should Secured Party deem itself insecure as to payment of the Indebtedness, then Secured Party may call for additional property to be pledged and/or covered by this Agreement satisfactory to Secured Party.

(15)                            If any Collateral or proceeds include obligations of third parties to Debtor, the transactions creating those obligations will conform in all respects to applicable state and federal consumer credit laws.

(16)                            In the event Debtor or any other person or persons seeks to enjoin Secured Party from taking any action in connection with the Indebtedness or the enforcement of Secured Party’s rights in the Collateral, Debtor hereby agrees to give written notice to the President of Secured Party, at the address of Secured Party set forth in the first paragraph of this Security Agreement, or such other person or address as Secured Party may designate in writing to Debtor, prior to seeking any such injunctive relief.

(17)                            Debtor shall indemnify and hold harmless Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of Secured Party. Debtor agrees, upon demand, to pay to Secured Party the amount of any and all expenses, including, but not limited to, the fees and disbursements of its counsel and of any experts and agents, which Secured Party may incur in connection with (a) the preparation, execution, delivery, filing, recording or administration of this Security Agreement or the obtaining of advice from counsel with respect to its rights and remedies under this Security Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of Secured Party hereunder, (d) the defense by Secured Party of any injunction proceeding related to the Indebtedness or the Collateral, or (e) the failure by Debtor to perform or observe any of the provisions hereof. Debtor agrees to pay Interest on any expense or other sums due to Secured Party hereunder (save and except insurance) that are not paid when due at a rate per annum equal to the highest rate permitted by applicable law.

(18)                            ***As additional security for the Indebtedness, Debtor hereby assigns, pledges and grants to Secured Party a security interest, a lien and contractual right of set-off in and to all of the Debtor’s money, credits, accounts, securities; certificates end/or other property now in, or at any time hereafter coming within, the custody or control of Secured Party or any member Bank or branch Bank of International Bancshares Corporation, whether held in a general or special account or deposit, or for safekeeping or otherwise. Every such security interest and right of set-off may be exercised without demand or notice to Debtor. No security interest or right of set-off shall be deemed to have been waived by any act or conduct on the part of Secured Party, or any failure to exercise such right of set-off or to enforce such security interest, or by any delay in so doing. Every right of set-off and security interest shall continue in full force and effect until such right of set-off or security interest is specifically waved or released by an instrument in writing executed by Secured Party. The foregoing is in addition to and no in lieu of any rights of set-off allowed by law.

***Upon the occurrence of an Eventy of Default,

(19)                            Debtor shall assist Secured Party in complying with the Federal Assignment of Claims Act (and any successor statutes) and similar laws to enable Secured Party to become an assignee under such Act and otherwise comply with such laws. Debtor shall preserve the liability of all account debtors, obligors and secondary parties whose obligations are part of the Collateral. Debtor shall notify the Secured Party of any change occurring in or to the Collateral, or in any fact or circumstances warranted or represented by Debtor in this agreement or furnished to Secured Patty, or if any Event of Default occurs.

(20)                            Debtor will not allow the Collateral to be affixed to real estate, except goods identified herein as fixtures

(21)                            All extended or renewed note(s) will be considered executed on the date of the original note(s).

(22)                            Debtor shall comply with all environmental laws and regulations applicable to the Collateral and the premises in which the Collateral is located and shall notify Secured Party upon receipt of any notice or other information as to any environmental hazards or violation of such laws. Secured Party may inspect all premises in which the Collateral is located and the Collateral as to its and their compliance with environmental law. Debtor indemnities and holds harmless Secured Party for any breach of the foregoing and for all losses, costs, fines, damages, including court costs and attorney’s fees, incurred by Secured Party to defend itself, or to protect or preserve the Collateral against environmental risks, hazards, fines, and other claims relating to the- Collateral.

(23)                            Without providing Secured Party with at least thirty (30) days prior written notice of Debtor’s intention to do so, Debtor, until the indebtedness is paid in full, agrees that it will not:

a.                                       in one transaction or a series of related transactions, merge into or consolidate with any other entity, sell all or substantially all of its assets, or in any way jeopardize its corporate existence,

b.                                      change the state of its incorporation,

c.                                       change its corporate name,

d.                                      change the address and/or location of its Chief Executive Office;

e                                          file a UCC-1 Amendment form, and/or

f.                                         file 8 UCC-1 Termination form.

(24)                            Debtor has the risk of loss of the Collateral.

(25)                            Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

B.                                    Special Representations and Warranties.

Debtor represents, warrants and agrees-that:

(1)                                  If the Collateral includes Inventory:

(a)                                  Debtor will not sell, lease or otherwise dispose of any Collateral except in the ordinary course of business without the prior written consent of Secured Party.

(b)                                 Until default Debtor may in the ordinary course of business, sell, lease or furnish under contract of service any of the inventory normally held by Debtor for such purpose, provided, however, that such use of the inventory shall not be inconsistent with any other provisions of this Security Agreement or with the terms or conditions of any policies of insurance thereon. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

(2)                                  If the Collateral Includes accounts:

(a)                                  Each account in the Collateral will represent the valid, legally enforceable obligation of third parties and will not be evidenced by any instrument or chattel paper, except for credits and offsets customary to Debtor’s business.

(b)                                 The office where Debtor keeps its records concerning accounts, if any, is the address of Debtor set forth at the beginning of this Security Agreement.

(3)                                  If the Collateral includes instruments, chattel paper or -documents:

(a)                                  By delivering a copy of this Security Agreement to the broker, seller, or other person in possession of Collateral that is chattel paper or document, Security Party will effectively notify that person of Secured Party’s interest in the Collateral. Delivery of the copy of the Security Agreement will also constitute Debtor’s instruction to deliver to Secured Party certificates or other evidence of the Collateral as soon as it is available. Debtor will immediately deliver to Secured Party all chattel paper and documents that are Collateral in Debtor’s possession. If that Collateral is hereafter acquired, Debtor will deliver it to Secured Party immediately following acquisition and either endorse it to Secured Party’s order or give Secured Party appropriate executed powers. If any instruments, chattel paper, money or monies, or documents are, at any time or times, included in the

Collateral, whether as proceeds or otherwise, Debtor will promptly deliver thee to Secured Party upon the receipt thereof by Debtor, and in any event promptly upon demand therefore by Secured Party. If necessary, all Collateral will either be endorsed to Secured Party’s order or accompanied by appropriate executed powers.

(b)                                 By means satisfactory to Secured Party, Debtor has perfected or will perfect a security interest in goods covered by chattel paper, if any, in Collateral.

(4)                                  If the Collateral includes property covered by a Certificate of Title: If any certificate of title or similar document is, at any time and pursuant to the laws of any jurisdiction, issued or outstanding with respect to the Collateral or any part thereof, Debtor will promptly advise Secured Party thereof, and Debtor will promptly cause the interest of Secured Party to be properly noted thereon, and if any certificate of title or similar document is so issued or outstanding at the time this Security Agreement is executed by or on behalf of Debtor, then Debtor shall have caused the interest of Secured Party so to have been properly noted at or before the time of such execution; and Debtor will further promptly deliver to Secured Party any such certificate of title or similar document issued or outstanding at any time with respect to such Collateral.

(5)                                  If the Collateral is or may become fixtures on real property described herein: This Security Agreement, upon being filed for record in the real property records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with Section 9.402(e) of the Texas Business and Commerce Code upon such of the Collateral which is or may become fixtures.

(6)                                  Debtor has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Security Agreement.

(7)                                  All collateral consisting of goods is located solely in the states and/or states previously designated and warranted by Debtor to Secured Party.

(8)                                  Debtor’s:

(i)            chief executive office is located in the state previously designated and warranted by Debtor to Secured Party;

(ij)           state of incorporation is the state previously designated and warranted by Debtor to Secured Party; and

(iij)          exact legal name is as set forth in the first paragraph of this Security Agreement.

SECTION VI: EVENTS OF DEFAULT.

Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (herein called an “Event of Default”):

(1)                                  The failure by Debtor or any other liable party to pay when due any of the Indebtedness either principal or interest, or any other sum due under the terms of any instrument evidencing the Indebtedness.

(2)                                  Default by Debtor in the punctual performance of any of the obligations, covenants, terms or provisions contained or referred to in this Security Agreement.

(3)                                  Any warranty, representation, or statement contained in this Security Agreement or made or furnished to Secured Party by or on behalf of Debtor or any other person or party in connection with this Security Agreement or to induce Secured Party to make the loans (described in Section III) proves to have been false in any respect when made or furnished.

(4)                                  Loss, theft, substantial damage, destruction, sale (except as authorized in this Security Agreement) or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon.

(5)                                  Debtor’s death, dissolution, termination of existence, insolvency or business failure; the appointment of a receiver of all or any part of the property of Debtor; an assignment for the benefit of creditors by Debtor, the calling of a meeting of creditors of Debtor, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor, surety or endorser for Debtor; or the occurrence of any of such events described in this part (5) as to any person or party liable for the payment of the obligations, or any portion thereof.

(6)                                  Any statement of the financial condition of Debtor or of any maker, guarantor, surety or endorser of any of the Indebtedness proves to be false.

(7)                                  The Collateral becomes, in the judgment of Secured Party, unsatisfactory or insufficient in character or value.

(8)                                  Any maker, guarantor, surety or endorser under or with respect to the Indebtedness defaults in any obligation or liability to Secured Party.

(9)                                  The occurrence of any environmentally hazardous spill, discharge or other similar event adversely affecting the Collateral or the premises in which the Collateral is located, whether such event occurs on such premises or on other premises.

(10)                            Debtor, or any of them, or any guarantor, fails to timely deliver any and all financial statements, income tax returns, cash flow information, balance sheets, accounts receivable reports, or any other business, tax or financial information requested by Secured Party.

SECTION VII: SECURED PARTY’S RIGHTS AND REMEDIES.

A.                                    General.

Secured Party may exercise the following rights and remedies either before or after an Event of Default:

(1)                                  Secured Party may take control of any proceeds of the Collateral.

(2)                                  Secured Party may release any Collateral in Secured Party’s possession to any Debtor, temporarily or otherwise.

(3)                                  Secured Party may take control of any funds generated by the Collateral, such as refunds from and proceeds of insurance, and reduce any part of the Indebtedness accordingly or permit Debtor to use such funds to repair or replace damaged or destroyed Collateral covered by insurance.

(4)                                  Secured Party may request Debtor from time to time, in Secured Party’s discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement including, without limitation, (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any Collateral; (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the preceding actions; (c) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for collection of any of the Collateral or otherwise to enforce its rights with respect to any of the Collateral, and (d) to complete and sign on behalf of Debtor one or more financing statements pertaining to the Collateral and file the same in an appropriate location. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Debtor’s appointment of Secured Party as Debtor’s agent is coupled with an interest and will survive any disability of Debtor.

(5)                                  This Security Agreement, Secured Party’s rights hereunder and/or the Indebtedness hereby secured may be assigned in whole and in part from time to time, and in any such case Secured Party shall be fully discharged from all responsibility with respect to the Collateral so assigned and the assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party to the extent the same are assigned, and Debtor will assert no claim or defenses he may have against Secured Party against the assignee, except those granted in this Security Agreement. In addition, Debtor waives and will not assert against any claims, defenses or set-offs which Debtor could assert against Secured Party except defenses which cannot be waived.

(6)                                  Secured Party may enter upon Debtors premises at any reasonable time to inspect the Collateral and Debtor’s books and records pertaining to the collateral, and Debtor shall assist the Secured Party in making any such inspection.

(7)                                  Secured Party may notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidence of indebtedness remitted by Debtor to Secured Party as proceeds to pay Secured Party directly. Secured Party may contact account debtors directly to verify information furnished by Debtor.

(8)                                  Secured Party may require additional Collateral or reject as unsatisfactory any property hereafter offered by Debtor as Collateral.

(9)                                  Secured Party may designate, from time to time, a certain percentage of the Collateral as the loan value and require Debtor to maintain the Indebtedness at or below such percentage.

(10)                            Secured Party may present for conversion to cash any instrument or investment security or a combination thereof. But Secured Party shall not have any duty to present for conversion, any instrument of Collateral in its possession unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably, far in advance of the final conversion date to make such conversion possible.

The foregoing rights and powers of Secured Party will be in addition to, and not a limitation upon, any rights and powers of Secured Party given by law, elsewhere in this Security Agreement, or otherwise.

(11)                            Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party’s rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

(12)                            Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

(13)                            If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the Purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

(15)                            Secured Party have no obligation to marshall any assets in favor of Debtor, or against or in payment of:

(i)                                     the Note,

(ij)                                  any of the other Obligations, or

(iij)                               any other obligation owed to Secured Party by Debtor or any other person.

(16)                            This Security Agreement shall bind and shall inure to the benefit of the heirs, legatees, executors, administrators, successors and assigns of Secured Party and shall bind all persons who become bound as a debtor to this Security Agreement.

(17)                            Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.

B. Remedies in Event of Default

During the existence of any Event of Default, or in the event Secured Party deems itself insecure in the payment of the Indebtedness, Secured Party may declare the unpaid principal and unpaid and accrued interest of the Indebtedness immediately due in whole or part, enforce the Indebtedness, and/or exercise any rights and remedies granted by the Texas Business and Commercial Code or by this Security Agreement, including the following:

(1)                                  require Debtor to deliver to Secured Party all books and records relating to the Collateral;

(2)                                  require Debtor to assemble the Collateral and make it available to Secured Party at a place reasonably convenient to both parties;

(3)                                  take possession of any of the Collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace and will not be guilty of, and/or held liable for, trespass;

(4)                                  sell, lease, or otherwise dispose of any of the Collateral in accord with the rights, remedies, and duties of a Secured Party under Chapters 2 and 9 of the Texas Business And Commerce Code after giving notice as required by those chapters; unless the Collateral threatens to decline rapidly in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any public sale or ten days before the time when the Collateral may be otherwise disposed of without further notice to Debtor. Debtor authorizes Secured Party to disclaim or modify any and all warranties set forth in Section 9.010(d) and stipulates and agrees that such a disclaimer and/or modification will not render the sale commercially unreasonable.

(5)                                  surrender any insurance policies covering the Collateral and receive the unearned premium;

(6)                                  apply any proceeds from disposition of the Collateral after default in the manner specified in Chapter 9 of the Texas Business And Commerce Code, including payment of Secured Party’s reasonable attorney’s fees and court expenses;

(7)                                  if disposition of the Collateral leaves the Indebtedness unsatisfied, collect the deficiency from all liable parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party’s reasonable attorney’s fees and legal costs and/or expenses, and Debtor agrees to pay such costs, expenses, and fees, plus interest thereon at the maximum rate allowed by applicable law;

(8)                                  Secured Party may retain all or part of the Collateral in full and/or partial satisfaction of the Indebtedness pursuant to Section 9.620 of the Texas Business And Commerce Code;

(9)                                  Secured Party may, without demand or notice of any kind, appropriate and apply toward the payment of any sums then owing to Secured Party and in such order of application as the Secured Party may from time to time elect, any property, balances, credits, deposits, accounts or monies of Debtor which for any purpose is in the possession or control of the Secured Party or any member Bank, branch Bank or other depository institution of International Bancshares Corporation; and/or

(10)                            Secured Party may remedy any default without waiving the default remedied and may waive any default without waiving any other prior or subsequent default.

SECTION VIII: ADDITIONAL AGREEMENTS.

(1)                                  All notices and other communications to Secured Party hereunder or in connection herewith shall be deemed to have been given when received by Secured Party in writing at the address first shown hereinabove. Any notice or demand or other communication to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in writing in the United States Mail, duly stamped and addressed to Debtor either at the street address, the first shown hereinabove, or at the mailing address, if any, given by and/or for Debtor at the beginning of this agreement (or at such other address as may have been designated most recently in writing by Debtor to Secured Party); provided, however, actual notice to Debtor, however given or received, shall always be effective when given or received.

(2)                                  A copy of this Security Agreement or any financing statement covering the Collateral is sufficient and may be filed as a financing statement. Information concerning this security interest may be obtained at the office of Secured Party shown above.

(3)                                  This Security Agreement may only be modified or limited by an agreement in writing.

(4)                                  This security interest shall neither affect nor be affected by any other security for any of the Indebtedness. Neither extensions of any of the Indebtedness nor releases of any of the Collateral shall affect the validity of this security interest with reference to any third party. Additionally, foreclosure of this security interest by lawsuit does not limit Secured Party’s remedies, including the right to sell the Collateral under the terms of this Security Agreement. Secured Party shall have the right to exercise all remedies at the same or different times and no remedy shall be a defense to any other. Secured Party shall have all rights and remedies granted by law or otherwise in addition to those provided in this Security Agreement.

(5)                                  Secured Party may remedy any default without waiving it. No delay by Secured Party in exercising its rights or partially exercising its rights or remedies shall waive further exercise of those remedies or rights. The failure of Secured Party to exercise any remedies or rights does not waive subsequent exercise of those remedies or rights. Any waiver by Secured Party of any default shall not waive any further default. Secured Party may remedy any default without waiving it. Secured Party’s waiver of any right in this Security Agreement or any default is binding only if in writing.

(6)                                  Debtor and Secured Party intend that the Indebtedness shall be in strict compliance with applicable usury laws. If at any time interest contracted for, charged or received under any Indebtedness secured by this Security Agreement or otherwise in connection with this transaction would be usurious under applicable law, then regardless of the provisions of this Security Agreement or any other documents or instruments evidencing, securing or otherwise executed in connection with any Indebtedness secured by this Security Agreement or any action or event (including, without limitation, prepayment of principal under the Note or acceleration of maturity by Secured Party) which may occur with respect to the Note, it is agreed that all sums determined to be usurious shall be immediately credited by Secured Party to Debtor as a payment of principal under the Note or if the Note has already been paid, immediately refunded to Debtor. All compensation which constitutes interest under applicable law in connection with any Indebtedness secured by this Security Agreement shall be amortized, prorated, allocated, and spread over the full period of time any indebtedness is owed by Debtor, to the greatest extent permissible without exceeding the applicable maximum rate allowed by applicable law in effect from time to time during such period.

(7)                                  Secured Party may perform any obligation which Debtor fails to perform and Debtor agrees on demand to reimburse Secured Party immediately for any sums so paid by Secured Party, including attorneys’ fees and other legal expenses, plus interest on those sums from the dates of payment at the rate stated in the Note for matured, unpaid amounts. Any sum to be reimbursed shall be secured by this Security Agreement. [See Section IV, (9) for insurance reimbursements].

(8)                                  This Security Agreement is being executed and delivered and is intended to be performed in the State of Texas and shall be construed and enforced in accordance with the laws of the State of Texas, except to the extent that the Code provides for the application of the law of the Debtor States. When the context requires, singular nouns and pronouns include the plural. The rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns. Any assignment of part of the Indebtedness and delivery by Secured Party of any part of the Collateral will fully discharge Secured Party from any and all responsibility for that portion of the Collateral. Debtor’s Indebtedness under this Security Agreement shall bind Debtor’s personal representatives, successors and assigns. If Debtor is more than one, all their representatives, warranties and agreements are joint and several. If any part of this Security Agreement is unenforceable, the unenforceability of such provision will not affect the enforceability of any other provision hereof and all other provisions will constitute valid provisions.

SECTION IX:

ARBITRATION - THE PARTIES FURTHER AGREE AS FOLLOWS:

(a) ANY AND ALL CONTROVERSIES BETWEEN THE PARTIES SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME OF FILING, UNLESS THE COMMERCIAL ARBITRATION RULES CONFLICT WITH THIS PROVISION, AND IN SUCH EVENT THE TERMS QF THIS PROVISION SHALL CONTROL TO THE EXTENT OF THE CONFLICT. ANY ARBITRATION HEREUNDER SHALL BE BEFORE AT LEAST THREE NEUTRAL ARBITRATORS ASSOCIATED WITH THE AMERICAN ARBITRATION ASSOCIATION AND SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. FAILURE OF ANY ARBITRATOR TO DISCLOSE ALL FACTS WHICH MIGHT TO AN OBJECTIVE OBSERVER CREATE A REASONABLE IMPRESSION OF THE ARBITRATOR’S PARTIALITY, AND/OR MATERIAL ERRORS OF LAW SHALL BE GROUNDS [IN ADDITION TO ALL OTHERS] FOR VACATUR OF AN AWARD RENDERED PURSUANT TO THIS AGREEMENT.

(b) THE AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION. THE ARBITRATION AWARD SHALL BE IN WRITING AND SPECIFY THE FACTUAL AND LEGAL BASES FOR THE AWARD. UPON THE REQUEST OF ANY PARTY, THE AWARD SHALL INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

(c) ARBITRABLE DISPUTES INCLUDE ANY AND ALL CONTROVERSIES OR CLAIMS BETWEEN THE PARTIES OF WHATEVER TYPE OR MANNER, INCLUDING WITHOUT LIMITATION, ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ALL PAST, PRESENT AND/OR FUTURE CREDIT FACILITIES AND/OR AGREEMENTS INVOLVING THE PARTIES, ANY TRANSACTIONS BETWEEN OR INVOLVING THE PARTIES, AND/OR ANY ASPECT OF ANY PAST OR PRESENT RELATIONSHIP OF THE PARTIES, WHETHER BANKING OR OTHERWISE, SPECIFICALLY INCLUDING ANY ALLEGED TORT COMMITTED BY ANY PARTY.

(d) THE PARTIES SHALL ALLOW AND PARTICIPATE IN DISCOVERY IN ACCORDANCE WITH THE FEDERAL RULES OF CIVIL PROCEDURE FOR A PERIOD OF ONE HUNDRED TWENTY (120) DAYS AFTER THE FILING OF THE ORIGINAL RESPONSIVE PLEADING. DISCOVERY MAY CONTINUE THEREAFTER AS AGREED BY THE PARTIES OR AS ALLOWED BY THE ARBITRATORS. UNRESOLVED DISCOVERY DISPUTES SHALL BE BROUGHT TO THE ATTENTION OF THE ARBITRATORS BY WRITTEN MOTION FOR PROPER DISPOSITION, INCLUDING RULING ON ANY ASSERTED OBJECTIONS, PRIVILEGES, AND PROTECTIVE ORDER REQUESTS AND AWARDING REASONABLE ATTORNEY’S FEES TO THE PREVAILING PARTY.

(e) IN THE EVENT THE AGGREGATE OF ALL AFFIRMATIVE CLAIMS ASSERTED EXCEED $500,000.00, EXCLUSIVE OF INTEREST AND ATTORNEY’S FEES, OR UPON THE WRITTEN REQUEST OF ANY PARTY, (1) PRIOR TO THE DISSEMINATION OF A LIST OF POTENTIAL ARBITRATORS, THE AMERICAN ARBITRATION ASSOCIATION SHALL CONDUCT AN IN PERSON ADMINISTRATIVE CONFERENCE WITH THE PARTIES AND THEIR ATTORNEYS FOR THE FOLLOWING PURPOSES AND FOR SUCH ADDITIONAL PURPOSES AS THE PARTIES OR THE AMERICAN ARBITRATION ASSOCIATION MAY DEEM APPROPRIATE, (A) TO OBTAIN ADDITIONAL INFORMATION ABOUT THE NATURE AND MAGNITUDE OF THE DISPUTE AND THE ANTICIPATED LENGTH OF HEARINGS AND SCHEDULING; (B) TO DISCUSS THE VIEW OF THE PARTIES ABOUT ANY TECHNICAL AND/OR OTHER SPECIAL QUALIFICATIONS OF THE ARBITRATORS; AND IC) TO CONSIDER, WHETHER MEDIATION OR OTHER METHODS OF DISPUTE RESOLUTION MIGHT BE APPROPRIATE, AND (2) AS PROMPTLY AS PRACTICABLE AFTER THE SELECTION OF THE ARBITRATORS, A PRELIMINARY HEARING SHALL BE HELD AMONG THE PARTIES, THEIR ATTORNEYS AND THE ARBITRATORS. WITH THE AGREEMENT OF THE ARBITRATORS AND THE PARTIES, THE PRELIMINARY HEARING MAY BE CONDUCTED BY TELEPHONE CONFERENCE CALL RATHER THAN IN PERSON. AT THE PRELIMINARY HEARING THE MATTERS THAT MAY BE CONSIDERED SHALL INCLUDE, WITHOUT LIMITATION, A PREHEARING SCHEDULING ORDER ADDRESSING (A) EACH PARTY’S DUTY TO SUBMIT A DETAILED STATEMENT OF CLAIMS, DAMAGES AND/OR DEFENSES. A STATEMENT OF THE ISSUES ASSERTED BY EACH PARTY AND ANY LEGAL AUTHORITIES THE PARTIES MAY WISH TO BRING TO THE ATTENTION OF THE ARBITRATORS; (B) RESPONSES AND/OR REPLIES TO THE PLEADINGS FILED IN COMPLIANCE WITH SUBPART 2(A); (C) STIPULATIONS REGARDING ANY UNCONTESTED FACTS; (D) EXCHANGE AND PREMARKING OF ALL DOCUMENTS WHICH EACH PARTY BELIEVES MAY BE OFFERED AT THE FINAL ARBITRATION HEARING; (E) THE IDENTIFICATION AND AVAILABILITY OF WITNESSES, INCLUDING EXPERTS, AND SUCH ADDITIONAL MATTERS REGARDING WITNESSES INCLUDING THEIR BIOGRAPHIES AND A SHORT SUMMARY OF THEIR EXPECTED TESTIMONY, (F) WHETHER A STENOGRAPHIC OR OTHER OFFICIAL RECORD OF THE PROCEEDINGS SHALL BE MAINTAINED; AND (G) THE POSSIBILITY OF UTILIZING MEDIATION OR OTHER ALTERNATIVE METHODS OF DISPUTE RESOLUTION.

(f) FOR PURPOSES OF THIS PROVISION, “THE PARTIES” MEANS DEBTOR AND SECURED PARTY, AND EACH AND ALL PERSONS AND ENTITIES SIGNING THIS AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES AS PART OF THIS TRANSACTION. “THE PARTIES” SHALL ALSO INCLUDE INDIVIDUAL PARTNERS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS

AND/OR REPRESENTATIVES OF ANY PARTY TO SUCH DOCUMENTS, AND SHALL INCLUDE ANY OTHER OWNER AND HOLDER OF THIS AGREEMENT.

(g) THE PARTIES SHALL HAVE THE RIGHT TO INVOKE SELF-HELP REMEDIES (SUCH AS SET-OFF, NOTIFICATION OF ACCOUNT DEBTORS, SEIZURE AND/OR FORECLOSURE OF COLLATERAL, AND NON-JUDICIAL SALE OF PERSONAL PROPERTY AND REAL PROPERTY COLLATERAL) BEFORE, DURING OR AFTER ANY ARBITRATION AND/OR REQUEST ANCILLARY OR PROVISIONAL JUDICIAL REMEDIES (SUCH AS GARNISHMENT, ATTACHMENT; SPECIFIC PERFORMANCE, RECEIVER, INJUNCTION OR RESTRAINING ORDER, AND SEQUESTRATION) BEFORE OR AFTER ANY ARBITRATION. THE PARTIES NEED NOT AWAIT THE OUTCOME OF THE ARBITRATION BEFORE USING SELF-HELP REMEDIES. USE OF SELF-HELP OR ANCILLARY AND/OR PROVISIONAL JUDICIAL REMEDIES SHALL NOT OPERATE AS A WAIVER OF EITHER PARTY’S RIGHT TO COMPEL ARBITRATION. ANY ANCILLARY OR PROVISIONAL REMEDY WHICH WOULD BE AVAILABLE FROM A COURT AT LAW SHALL BE AVAILABLE FROM THE ARBITRATORS.

(h) THE PARTIES AGREE THAT ANY ACTION REGARDING ANY CONTROVERSY BETWEEN THE PARTIES SHALL EITHER BE BROUGHT BY ARBITRATION, AS DESCRIBED HEREIN, OR BY JUDICIAL PROCEEDINGS, BUT SHALL NOT BE PURSUED SIMULTANEOUSLY IN DIFFERENT OR ALTERNATIVE FORMS. A TIMELY WRITTEN NOTICE OF INTENT TO ARBITRATE PURSUANT TO THIS AGREEMENT STAYS AND/OR ABATES ANY AND ALL ACTION IN A TRIAL COURT, SAVE AND EXCEPT A HEARING ON A MOTION TO COMPEL ARBITRATION AND/OR THE ENTRY OF AN ORDER COMPELLING ARBITRATION AND STAYING AND/OR ABATING THE LITIGATION PENDING THE FILING OF THE FINAL AWARD OF THE ARBITRATORS. ALL REASONABLE AND NECESSARY ATTORNEY’S FEES AND ALL TRAVEL COSTS SHALL BE AWARDED TO THE PREVAILING PARTY ON ANY MOTION TO COMPEL ARBITRATION AND MUST BE PAID TO SUCH PARTY WITHIN TEN (10) DAYS OF THE SIGNING OF THE ORDER COMPELLING ARBITRATION.

(i) ANY AGGRIEVED PARTY SHALL SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ANY AND ALL OPPOSING PARTIES WITHIN 360 DAYS AFTER DISPUTE HAS ARISEN. A DISPUTE IS DEFINED TO HAVE ARISEN ONLY UPON RECEIPT OF SERVICE OF JUDICIAL PROCESS, INCLUDING SERVICE OF A COUNTERCLAIM, FAILURE TO SERVE A WRITTEN NOTICE OF INTENT ‘TO ARBITRATE WITHIN THE TIME SPECIFIED ABOVE SHALL BE DEEMED A WAIVER OF THE AGGRIEVED PARTY’S RIGHT TO COMPEL ARBITRATION OF SUCH CLAIM. THE ISSUE OF WAIVER PURSUANT TO THIS AGREEMENT IS AN ARBITRABLE DISPUTE.

(j) ACTIVE PARTICIPATION IN PENDING LITIGATION DURING THE 360 DAY NOTICE PERIOD, WHETHER AS PLAINTIFF OR DEFENDANT, IS NOT A WAIVER OF THE RIGHT TO COMPEL ARBITRATION. ALL DISCOVERY OBTAINED IN THE PENDING LITIGATION MAY BE USED IN ANY SUBSEQUENT ARBITRATION PROCEEDING.

(k) THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING.

(l) ANY ARBITRATOR SELECTED SHALL BE KNOWLEDGEABLE IN THE SUBJECT MATTER OF THE DISPUTE. EACH OF THE PARTIES SHALL PAY AN EQUAL SHARE OF THE ARBITRATION COSTS, FEES, EXPENSES, AND OF THE ARBITRATORS’ FEES, COSTS AND EXPENSES.

(m) ALL STATUTES OF LIMITATIONS WHICH WOULD OTHERWISE BE APPLICABLE SHALL APPLY TO ANY AND ALL CLAIMS ASSERTED IN ANY ARBITRATION PROCEEDING HEREUNDER AND THE COMMENCEMENT OF ANY ARBITRATION PROCEEDING TOLLS SUCH STATUTES OF LIMITATIONS.

(n) IN ANY ARBITRATION PROCEEDING SUBJECT TO THIS PROVISION, THE ARBITRATORS, OR MAJORITY OF THEM, ARE SPECIFICALLY EMPOWERED TO DECIDE (BY DOCUMENTS ONLY, OR WITH A HEARING, AT THE ARBITRATORS’ SOLE DISCRETION) PRE-HEARING MOTIONS WHICH ARE SUBSTANTIALLY SIMILAR TO PRE-HEARING MOTIONS TO DISMISS AND MOTIONS FOR SUMMARY ADJUDICATION.

(o) THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING.

(p) THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

(q) THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL AWARD ATTORNEY’S FEES AND COSTS TO THE PREVAILING PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT.

(r) NEITHER THE PARTIES NOR THE ARBITRATORS MAY DISCLOSE THE EXISTENCE, CONTENT, OR RESULTS OF ANY ARBITRATION HEREUNDER WITHOUT PRIOR WRITTEN CONSENT OF ALL PARTIES AND/OR COURT ORDER.

(s) VENUE OF ANY ARBITRATION PROCEEDING HEREUNDER SHALL BE IN BEXAR COUNTY, TEXAS.

SECTION X. Miscellaneous.

(a) Security Interest Absolute. All rights of the Secured Party and the security interests hereunder shall be absolute and unconditional irrespective of:

(i)            any change in the time, manner, amount or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Promissory Note or any other Loan Document;

(ii)           any exchange or release or nonperfection of all or any part of the Collateral or any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Indebtedness; or.

(iii)          to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of the Debtor or a third party pledgor.

(b) Indemnification. The Debtor agrees to indemnify the Secured Party and hold the Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind of nature whatsoever which may be imposed on, incurred by, or asserted against the Secured Party in any way relating, in any way, arising out of or in connection with this Security Agreement, the Loan Documents or the transactions contemplated hereby or thereby other than those arising out of the Secured Party’s breach, default, negligence or willful misconduct in its obligations under this Security Agreement or the Loan Documents. Without limitation of the foregoing, the Debtor will reimburse the Secured Party for all expenses (including expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of the Indebtedness, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be the Debtor’s Indebtedness.

SECTION XI: NO ORAL AGREEMENTS

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR. CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Dated DECEMBER 17, 2004

LANCER PARTNERSHIP, LTD.
DEBTOR: a Texas limited partnership		DEBTOR:
By: Lancer Capital Corporation,
a Delaware corporation,		By:
General Partner

By:	/s/ Scott Adams
Name:	Scott Adams	DEBTOR:
Title:	Treasurer

DEBTOR		By:

By:

DEBTOR:
Debtor:
By:

By:
DEBTOR:

By:
DEBTOR

SECURED PARTY International Bank of Commerce
By:
By: /s/ Richard L. Capps
Signature
Name: Richard L. Capps

Title: Senior Vice President

EXHIBIT “A”

A.                                   Equipment. All equipment of Debtor now or hereafter acquired by Debtor, including without limitation, including without limitation, furniture, machinery, vehicles and trade fixtures, together with any and all accessions, attachments and other additions to, substitutes and replacements for and improvements of the equipment, whether now owned or at any time hereafter acquired or made, together with all tools, parts and appurtenances now or at any timer hereafter used in and together with all proceeds of the equipment described or referred to above, including insurance payable by reason of loss or damage thereto, and all proceeds of any policy of insurance required on the Collateral by Secured Party, including any refunds or unearned premiums in connection with any cancellation, adjustment or termination of any such policy of insurance.

B.                                     Inventory. All inventory of Debtor, whenever acquired and whether now or hereafter existing, including but not limited to all goods, wares and merchandise intended for sale or lease by Debtor or to be furnished by Debtor, under contracts of service and all raw materials, goods in process, finished goods and supplies of every nature used or usable in connection with the manufacturing, processing, packing, shipping, advertising, selling, leasing or furnishing of such services, goods, wares and merchandise; all certificates of title, manufacture’s statements of origin and other documents arising from or related to such inventory; and all accessions, attachments and other additions to, substitutes for, replacements for, improvements to and returns of such inventory; and all proceeds of such inventory.

C.                                     Fixtures.

(1)                                  All of the property, personal or otherwise, whether now existing or hereafter arising, existing or created, now or hereafter attached to or incorporated into or used in or about the Debtor’s premises, including all furniture, appliances, furnishings, goods, equipment, and machinery owned by Debtor and other tangible personal property now or hereafter affixed, attached or related to such property or now or hereafter affixed, attached or related to such property or used in connection therewith, and all replacements, substitutions and additions for or to any of the foregoing;

(2)                                  All accessories, attachments and other additions to, substitutes and replacements for, and improvements of, the property described in (a) above, whether now owned or at any time hereafter acquired or made, together with all tools, parts and appurtenances now or at any time used in connection therewith;

(3)                                  All products and proceeds, including, without limitation, insurance proceed of, and additions, improvements and accessions to, all and any of the property described above, excluding proceeds used to replace worn-out or obsolete equipment or other property.

D.                                    Accounts Receivable. All accounts and chattel paper of Debtor, whenever acquired and whether now or hereafter existing, including, but not limited to, accounts and chattel paper which arise out of: (i) the sale or other disposition of goods; (ii) the furnishing of services; (iii) the furnishing of, the use of, or the lease of any of the Collateral, and (iv) the agreement to provide any of the above; and all proceeds relating to, resulting from or arising in connection with any such accounts and/or chattel paper.

This Security Agreement is being executed pursuant to the terms and provisions of that certain Loan Agreement of even date herewith between Debtor and Secured Party and which Loan Agreement will govern in case of conflict with this Agreement.

Together with all books, records, files, computer software, documents and other information pertaining to, and all containers and packages for, the property described or referred to in subsections A through D above, and the proceeds of all of the foregoing.